UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 15, 2003

                                 SUFFOLK BANCORP

             (Exact name of registrant as specified in its charter)

             New York                     0-13580                11-2708279
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)

                 4 West Second Street, Riverhead, New York 11901

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (631) 727-5667

                                       N/A

          (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

      Attached as an exhibit is the Company's earnings release for the three months ended June 30, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SUFFOLK BANCORP


Dated: July 15, 2003                       By: /s/ Douglas Ian Shaw
                                               --------------------
                                           Vice President & Corporate Secretary

                                  EXHIBIT INDEX

99.1 Earnings release for the three months ended June 30, 2003, dated July 15, 2003.